UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2012

Express Scripts Holding Company

(Exact name of registrant as specified in its charter)

Delaware		45-2884094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO		63121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 314-996-0900

Aristotle Holding, Inc.

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective April 2, 2012, pursuant to the Agreement and Plan of Merger dated as of July 20, 2011, as amended on November 7, 2011, (the “Merger Agreement”) by and among Express Scripts, Inc. (“Express Scripts”), Medco Health Solutions, Inc. (“Medco”), Express Scripts Holding Company (f/k/a Aristotle Holding, Inc.) (the “Company”), Aristotle Merger Sub, Inc. and Plato Merger Sub, Inc., following the consummation of the mergers contemplated thereby (the “Mergers”), each of Express Scripts and Medco became wholly owned subsidiaries of the Company. Substantially concurrent with the consummation of the Mergers, as described below under Item 5.03, the name of the Company was changed from “Aristotle Holding, Inc.” to “Express Scripts Holding Company.” The Mergers were consummated after the Federal Trade Commission closed its investigation of the Mergers under the Hart-Scott-Rodino Act and determined not to seek any relief, including divestitures or other remedial actions, in connection with the Mergers.

Upon completion of the Mergers, each share of common stock of Medco (other than shares held by Medco as treasury stock or that are owned by Medco, Plato Merger Sub or any wholly owned subsidiary of Medco and shares with respect to which appraisal rights under Delaware law were properly exercised and not withdrawn) was converted into (i) the right to receive $28.80 in cash, without interest, and (ii) 0.81 shares of validly issued, fully paid and non-assessable common stock of the Company, while Express Scripts stockholders received Company shares in a one-for-one exchange for their former shares of common stock of Express Scripts.

The Express Scripts common stock will be delisted from the NASDAQ and the Medco common stock will be delisted from the New York Stock Exchange. Trading on the NASDAQ in shares of Express Scripts common stock and trading on the New York Stock Exchange in shares of Medco common stock will be halted as of April 2, 2012.

The issuance of Company common stock in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S–4 (File No. 333–177187), filed with the Securities and Exchange Commission (“SEC”) and declared effective on November 15, 2011. The joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) included in the registration statement contains additional information about the Mergers and the related transactions. Additional information about the Mergers is also contained in Current Reports on Form 8–K filed by Express Scripts and Medco and incorporated by reference into the Joint Proxy Statement/Prospectus.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the common stock of the Company is deemed to be registered under Section 12(b) of the Exchange Act. The common stock of the Company will trade on the NASDAQ Global Select Market under the ticker symbol “ESRX”.

The Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference, and this summary are not intended to modify or supplement any factual disclosures about the Company, Medco or Express Scripts, and should not be relied upon as disclosure about the Company, Medco or Express Scripts without consideration of the periodic and current reports and statements that the Company, Medco and Express Scripts file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Effective as of the closing of the Mergers, each of the following former members of the Medco board of directors was designated and appointed to the Company’s board of directors:

Myrtle S. Potter

William L. Roper

The above named directors shall be entitled to the same compensation as directors of Express Scripts as described in the definitive proxy statement filed by Express Scripts with the SEC as of March 21, 2011, as if such directors were directors prior to the completion of the Mergers and then continued to serve as directors thereafter.

Neither of the above named directors has been appointed to any committee or subcommittee of the board of directors of the Company.

Compensatory Plans

The Company assumed, effective as of the closing of the Mergers, the sponsorship of (i) the Express Scripts, Inc. 2011 Long-Term Incentive Plan (the “2011 LTIP”), (ii) the Express Scripts, Inc. 2000 Long-Term Incentive Plan, (iii) the Amended and Restated Express Scripts, Inc. Employee Stock Purchase Plan, (iv) the Amended and Restated Executive Deferred Compensation Plan and the Executive Deferred Compensation Plan of 2005, (v) the Medco Health Solutions, Inc. 2002 Stock Incentive Plan and (vi) the Accredo Health, Incorporated 2002 Long-Term Incentive Plan, each listed as Exhibit 10.1-10.9 hereto and incorporated by reference herein, as well as the outstanding awards granted thereunder and the remaining shares available thereunder, including any awards granted to the Company’s named executive officers, in each case subject to applicable adjustments in the manner set forth in the Merger Agreement to such awards and remaining shares available under each such plan.

The Compensation Committee of the board of directors of the Company approved on March 29, 2012 the forms of the following agreements for awards to be made under the 2011 LTIP with respect to the Company common stock following the closing of the Mergers: (i) Form of Restricted Stock Unit Grant Notice for Non-Employee Directors; and (ii) Form of Stock Option Grant Notice for Non-Employee Directors, each in such form as was previously approved by the compensation committee of Express Scripts and listed hereto as Exhibits 10.10 and 10.11, respectively, and incorporated by reference herein, with such amendments as to solely account for the consummation of the transactions set forth in the Merger Agreement or as otherwise recommended by counsel; and (iii) the Form of Restricted Stock Unit Grant Notice ; (iv) the Form of Performance Share Award Notice and (v) the Form of Stock Option Grant Notice, filed herewith as Exhibits 10.12-10.14 and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 2, 2012, in connection with the Merger Agreement, the Company amended and restated its Amended and Restated Certificate of Incorporation to reflect the changes contemplated by the Merger Agreement and described in the Joint Proxy Statement/Prospectus. Effective that same date, the Company amended and restated its bylaws to reflect the changes contemplated by the Merger Agreement and described in the Joint Proxy Statement/Prospectus. The Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

The Company’s board of directors determined that the fiscal year of the Company shall end on December 31.

Item 5.05. Amendments to the Registrant’s Code Of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the closing of the Mergers, the compliance committee of the Company’s board of directors adopted the Company’s Code of Ethics, a copy of which is available on the Investor Information portion of the Company’s website at http://express-scripts.com/corporate. Information on such website does not constitute part of this document.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release dated April 2, 2012 announcing the closing of the Mergers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

The Company’s 2012 annual meeting has been set for May 30, 2012.

On March 29, 2012, a complaint was filed against Express Scripts in the U.S. District Court for the Western District of Pennsylvania seeking, among other things, a temporary restraining order and other relief enjoining the consummation of the acquisition or, following consummation, the holding separate of Medco’s assets and operations pending the resolution of the matters alleged in the complaint. The Company believes the allegations contained in this complaint are without merit, and intends to vigorously contest these matters.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 20, 2011, and as amended on November 7, 2011, among Express Scripts, Inc., Medco Health Solutions, Inc., Aristotle Holding, Inc., Aristotle Merger Sub, Inc. and Plato Merger Sub., Inc. (Incorporated by reference to the Registration Statement on Form S-4 of the Company (File No. 333-177187)).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

10.1	Express Scripts, Inc. 2011 Long-Term Incentive Plan, incorporated by reference to Appendix B to Express Scripts’ proxy statement for its 2011 annual meeting of stockholders, filed on Schedule 14A on March 21, 2011 (File No. 0-20199).

10.2	Amended and Restated Express Scripts, Inc. Employee Stock Purchase Plan, incorporated by reference to Exhibit A to Express Scripts’ Proxy Statement filed April 14, 2008 (File No. 0-20199).

10.3	Amended and Restated Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.1 to Express Scripts’ Quarterly Report on Form 10-Q for the quarter ending June 30, 2001 (File No. 0-20199).

10.4	Second Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.27 to Express Scripts’ Annual Report on Form 10-K for the year ending December 31, 2001 (File No. 0-20199).

10.5	Third Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit A to Express Scripts’ Proxy Statement filed April 18, 2006 (File No. 0-20199).

10.6	Express Scripts, Inc. Amended and Restated Executive Deferred Compensation Plan (effective December 31, 2004 and grandfathered for the purposes of Section 409A of the Code), incorporated by reference to Exhibit No. 10.1 to Express Scripts’ Current Report on Form 8-K filed May 25, 2007 (File No. 0-20199).

10.7	Express Scripts, Inc. Executive Deferred Compensation Plan of 2005, incorporated by reference to Exhibit No. 10.2 to Express Scripts’ Current Report on Form 8-K filed May 25, 2007 (File No. 0-20199).

10.8	Medco Health Solutions, Inc. 2002 Stock Incentive Plan, as amended and restated as of May 24, 2011, incorporated by reference to Exhibit 10.2 to Medco’s Current Report on Form 8-K filed on May 26, 2011 (File No. 1-31312).

10.9	Accredo Health, Incorporated 2002 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.3 of Medco’s Current Report on Form 8-K filed August 24, 2005 (File No. 1-31312).

10.10	Form of Restricted Stock Unit Grant Notice for Non-Employee Directors used with respect to grants of restricted stock units by the Company under the Express Scripts, Inc. 2011 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.2 of Express Scripts’ Current Report on Form 8-K filed on February 29, 2012.

10.11	Form of Stock Option Grant Notice for Non-Employee Directors used with respect to grants of stock options by the Company under the Express Scripts, Inc. 2011 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2011.

10.12	Form of Restricted Stock Unit Grant Notice used with respect to grants of restricted stock units by the Company under the Express Scripts, Inc. 2011 Long-Term Incentive Plan.

10.13	Form of Performance Share Award Notice used with respect to grants of performance shares by the Company under the Express Scripts, Inc. 2011 Long-Term Incentive Plan.

10.14	Form of Stock Option Grant Notice used with respect to grants of stock options by the Company under the Express Scripts, Inc. 2011 Long-Term Incentive Plan.

99.1	Press Release, dated April 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Express Scripts Holding Company
(Registrant)

By:	/s/ Keith J. Ebling
Name:	Keith J. Ebling
Title:	Executive Vice President and General Counsel

Dated: April 2, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 20, 2011, and as amended on November 7, 2011, among Express Scripts, Inc., Medco Health Solutions, Inc., Aristotle Holding, Inc., Aristotle Merger Sub, Inc. and Plato Merger Sub., Inc. (Incorporated by reference to the Registration Statement on Form S-4 of the Company (File No. 333-177187)).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

10.1	Express Scripts, Inc. 2011 Long-Term Incentive Plan, incorporated by reference to Appendix B to Express Scripts’ proxy statement for its 2011 annual meeting of stockholders, filed on Schedule 14A on March 21, 2011 (File No. 0-20199).

10.2	Amended and Restated Express Scripts, Inc. Employee Stock Purchase Plan, incorporated by reference to Exhibit A to Express Scripts’ Proxy Statement filed April 14, 2008 (File No. 0-20199).

10.3	Amended and Restated Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.1 to Express Scripts’ Quarterly Report on Form 10-Q for the quarter ending June 30, 2001 (File No. 0-20199).

10.4	Second Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.27 to Express Scripts’ Annual Report on Form 10-K for the year ending December 31, 2001 (File No. 0-20199).

10.5	Third Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit A to Express Scripts’ Proxy Statement filed April 18, 2006 (File No. 0-20199).

10.6	Express Scripts, Inc. Amended and Restated Executive Deferred Compensation Plan (effective December 31, 2004 and grandfathered for the purposes of Section 409A of the Code), incorporated by reference to Exhibit No. 10.1 to Express Scripts’ Current Report on Form 8-K filed May 25, 2007 (File No. 0-20199).

10.7	Express Scripts, Inc. Executive Deferred Compensation Plan of 2005, incorporated by reference to Exhibit No. 10.2 to Express Scripts’ Current Report on Form 8-K filed May 25, 2007 (File No. 0-20199).

10.8	Medco Health Solutions, Inc. 2002 Stock Incentive Plan, as amended and restated as of May 24, 2011, incorporated by reference to Exhibit 10.2 to Medco’s Current Report on Form 8-K filed on May 26, 2011 (File No. 1-31312).

10.9	Accredo Health, Incorporated 2002 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.3 of Medco’s Current Report on Form 8-K filed August 24, 2005 (File No. 1-31312).

10.10	Form of Restricted Stock Unit Grant Notice for Non-Employee Directors used with respect to grants of restricted stock units by the Company under the Express Scripts, Inc. 2011 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.2 of Express Scripts’ Current Report on Form 8-K filed on February 29, 2012.

10.11	Form of Stock Option Grant Notice for Non-Employee Directors used with respect to grants of stock options by the Company under the Express Scripts, Inc. 2011 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2011.

10.12	Form of Restricted Stock Unit Grant Notice used with respect to grants of restricted stock units by the Company under the Express Scripts, Inc. 2011 Long-Term Incentive Plan.

10.13	Form of Performance Share Award Notice used with respect to grants of performance shares by the Company under the Express Scripts, Inc. 2011 Long-Term Incentive Plan.

10.14	Form of Stock Option Grant Notice used with respect to grants of stock options by the Company under the Express Scripts, Inc. 2011 Long-Term Incentive Plan.

99.1	Press Release, dated April 2, 2012.